RESTRICTED STOCK UNITS	12 Months Ended
Dec. 31, 2013
Restricted Stock Units [Abstract]
RESTICTED STOCK UNITS
19.   RESTRICTED STOCK UNITS

In September 2010, the Board of Directors (the "Board") approved the adoption of the 2010 Equity Incentive Plan (the "Plan") and reserved 800,000 common shares of the Company for issuance pursuant to the Plan. The Plan permits RSUs to be granted to directors, officers, employees of the Company and its subsidiaries, affiliates, consultants and service providers. The RSUs will vest over 3 years at a rate of 1/3 of the number of RSUs granted on each annual anniversary of the date of grant, subject to the participant continuing to provide services to the Company from the grant date through the applicable vesting date.

Payment upon vesting of RSUs may be in cash, in shares of common stock or a combination of both as determined by the Board. They must be valued in an amount equal to the fair market value of a share of common stock on the date of vesting. The participant shall receive a 'cash distribution equivalent right' with respect to each RSU entitling the participant to receive amounts equal to the ordinary dividends that would be paid during the time the RSU is outstanding and unvested on the shares of common stock underlying the RSU as if such shares were outstanding from the date of grant through the applicable vesting date of the RSU.  Such payments shall be paid to the participant at the same time at which the RSUs vesting event occurs, conditioned upon the occurrence of the vesting event.

The following table summarizes restricted stock unit transactions in the years ended December 31, 2013, 2012 and 2011:

	Number of units
	Directors	Management companies	Total	Fair value
Units outstanding as of December 31, 2010	29,571	29,572	59,143	$22.27
Granted	46,593	46,596	93,189	$13.95
Units outstanding as of December 31, 2011	76,164	76,168	152,332	$13.67
Settled	(9,857)	(9,857)	(19,714)	$13.63
Units outstanding as of December 31, 2012	66,307	66,311	132,618	$5.25
Granted	47,238	47,238	94,476	$6.74
Settled	(25,388)	(25,388)	(50,776)	$9.65
Units outstanding as of December 31, 2013	88,157	88,161	176,318	$9.19

The fair values in the table above are the closing share prices on December 31, the share prices on the date of grant or the share prices on the date of vesting, as appropriate. The RSU expense for the years ended December 31, 2013, 2012 and 2011 was $0.9 million, $0.9 million and $0.2 million respectively.

In May 2012, the Company issued 11,301 common shares and paid $159,763 to members of the Board and to the General Manager and the Dry bulk Manager in settlement of the first tranche of the RSUs granted in December 2010, which vested in December 2011.

In January 2013, the Company issued 35,061 common shares and paid $181,610 to members of the Board and to the General Manager and the Dry Bulk Manager in settlement of the first and second tranches of the RSUs granted in December 2011 and December 2010, respectively, which vested in December 2012.

These settlements represent 50% of the value in common shares and 50% of the value in cash for each of the directors and each of the two management companies.

In January 2013, the Board granted a total of 94,476 RSUs pursuant to the 2010 Equity Plan to members of the Board and the two management companies. These RSUs will vest over 3 years at a rate of 1/3 of the number of RSUs granted on each anniversary of the date of grant.